UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2011

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway Malvern, PA		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Auxilium Pharmaceuticals, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K filed on June 20, 2011 (the “Original Report”) to disclose the decision of the Board of Directors of the Company (the “Board”) regarding how frequently to hold a stockholder advisory (non-binding) vote on the compensation of the Company’s named executive officers. Except for the foregoing, this amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported in the Original Report under Proposal 5, and in accordance with the recommendation of the Board, the frequency of one year received the most votes from stockholders on an advisory basis.

The Board has adopted a policy to hold, on an annual basis, an advisory (non-binding) vote on the Company’s executive compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: November 11, 2011	By:	/s/ Jennifer Evans Stacey
Jennifer Evans Stacey, Esq.
Executive Vice President, General Counsel and Secretary